UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  October 27, 2015 (October 27, 2015)

HCC INSURANCE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13790	76-0336636
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

13403 Northwest Freeway

Houston, Texas 77040

(Address of principal executive offices, including zip code)

(713) 690-7300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry Into a Material Definitive Agreement.

As previously disclosed in the Current Report on Form 8-K filed by HCC Insurance Holdings, Inc. (“Company”) on June 10, 2015, the Company entered into an Agreement and Plan of Merger, dated as of June 10, 2015 (as amended, the “Merger Agreement”),with Tokio Marine Holdings, Inc. (“Tokio Marine”), and TMGC Investment (Delaware) Inc., a Delaware corporation and wholly-owned indirect subsidiary of Tokio Marine (“Merger Sub”).

Pursuant to the Merger Agreement, on October 27, 2015, Merger Sub was merged with and into the Company (the “Merger”), with the Company as the surviving corporation (the “Surviving Corporation”).

Supplemental Indenture

In connection with the Merger, the Company and U.S. Bank National Association, as trustee (the “Trustee”), entered into the Fifth Supplemental Indenture, dated as of October 27, 2015 (the “Fifth Supplemental Indenture”), to the Indenture, dated as of August 23, 2001, by and between the Company, as issuer, and the Trustee (as amended and supplemented from time to time, the “Indenture”).  The Fifth Supplemental Indenture provides for the unconditional assumption by the Surviving Corporation of the due and punctual payment of the principal of, any premium and interest on, and any Additional Amounts (as defined in the Indenture) with respect to all of the 6.300% Senior Notes due 2019 (the “Senior Notes”) and the performance and observance of every obligation in the Indenture and the Senior Notes to be performed or observed.  Capitalized terms used but not defined in this description of the Senior Notes have the meaning ascribed to such terms in the Indenture.

The foregoing description of the Supplemental Indenture is qualified in its entirety by reference to the full text of the Fifth Supplemental Indenture, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.01.                                        Completion of Acquisition or Disposition of Assets.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.  Under the terms of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of the Company’s common stock, par value $1.00 per share (a “Share”), that was issued and outstanding immediately prior to the Effective Time, other than Shares owned by Tokio Marine, Merger Sub, the Company or any of their respective wholly owned subsidiaries that are not held on behalf of third parties, was cancelled and converted into the right to receive $78.00 in cash (the “Per Share Merger Consideration”).

At the Effective Time:  (i) each outstanding option to purchase Shares (each, an “Option”) granted under the Company’s 2008 Flexible Incentive Plan (the “Incentive Plan”), whether vested or unvested, was cancelled and entitled the holder of such Option to receive an amount in cash equal to the product of (A) the total number of Shares subject to such Option times (B) the excess, if any, of the Per Share Merger Consideration over the exercise price per Share under such Option; (ii) the Company waived any vesting or holding conditions or restrictions applicable to each Share that was granted under the Incentive Plan or under the Company’s 2014 Stock Promotion Plan that was subject to any such vesting or holding conditions or restrictions (a “Restricted Share”), and such Restricted Share was treated the same as all other Shares in the Merger and was converted into the Per Share Merger Consideration as described above; (iii) the performance-based vesting conditions in respect of each Restricted Share granted pursuant to the Incentive Plan that includes such vesting conditions (a “Performance Share”) were deemed to have been achieved based on 100% performance, the Company waived any vesting or holding conditions or restrictions applicable to such Performance Share, and such Performance Share was treated the same as all other Shares in the Merger and was converted into the Per Share Merger Consideration as described above; and (iv) each outstanding restricted stock unit granted pursuant to the Incentive Plan (“RSU”), whether vested or unvested, was cancelled and entitled the holder of such RSU to receive, with respect to each Share subject to such RSU, an amount in cash equal to the product of (A) the total number of Shares subject to such RSU and (B) the Per Share Merger Consideration.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 of the Company’s

Current Report on Form 8-K filed on June 10, 2015 and Amendment No. 1 to the Merger Agreement, which was filed as Annex  A-2 to the Company’s Definitive Proxy Statement on Schedule 14A filed on August 20, 2015.  The information set forth in Items 3.01, 5.01, and 5.02 of this report is also incorporated herein by reference.

Item 3.01                                           Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the completion of the Merger, on October 27, 2015, the Company notified the New York Stock Exchange (the “NYSE”) of its intent to remove the Company’s common stock from listing on the NYSE and requested that the NYSE file with the Securities and Exchange Commission (the “SEC”) an application on Form 25 to report the delisting of the Company’s common stock from the NYSE. On October 27, 2015, in accordance with the Company’s request, the NYSE filed the Form 25 with the SEC in order to provide notification of such delisting and to effect the deregistration of the Company’s common stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”).

The Company intends to file a Form 15 with the SEC to terminate or suspend its reporting obligations under Section 13(a) and 15(d) of the Securities Exchange Act with respect to the Company’s common stock and Senior Notes at the time such filing is permitted under SEC rules.

The information set forth in Item 2.01 of this report is incorporated herein by reference.

Item 3.03              Material Modification to Rights of Security Holders.

The information set forth in Items 2.01, 3.01, 5.02, and 5.03 of this report is incorporated herein by reference.

Item 5.01              Changes in Control of Registrant

The information set forth in Items 2.01, 3.01, 3.03, and 5.02 of this report is incorporated herein by reference.

After the Effective Time, Tokio Marine became the beneficial owner of 100% of the Company’s voting securities.  The aggregate consideration paid in connection with the Merger was approximately $7.5 billion, which consideration was funded by Tokio Marine’s cash on-hand and borrowings.

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 27, 2015, at the Effective Time and in connection with the consummation of the Merger (and not because of any disagreement with the Company), Emmanuel T. Ballases, Lydia I. Beebe, Frank J. Bramanti, Walter M. Duer, Barbara J. Duganier, James C. Flagg, Ph.D., John N. Molbeck, Jr., Susan Rivera, Hans D. Rohlf, Robert A. Rosholt, and J. Mikesell Thomas resigned from the Company’s Board of Directors and Kunihiko Fujii, Ian Brimecome, Ichiro Ishii, Akira Harashima, Chisato Kojima, William N. Burke, Jr., and Brad T. Irick were elected to serve as directors of the Company.  Christopher J.B. Williams will continue to serve as a director of the Company following the Effective Time. The officers of the Company immediately prior to the Effective Time continued as the officers of the Surviving Corporation after the Effective Time.

The information set forth in Item 2.01 of this report is incorporated herein by reference.

Item 5.03                                           Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Effective Time of the Merger, the certificate of incorporation and the bylaws of the Company, each as in effect immediately prior to the Merger, were amended in their entirety in accordance with the terms of the Merger Agreement. Copies of the certificate of incorporation and the bylaws of the Company are filed as Exhibits 3.1 and 3.2 hereto, respectively.

The information set forth in Item 2.01 of this report is incorporated herein by reference.

Item 8.01.                                        Other Events.

On October 27, 2015, the Company issued a press release announcing the completion of the Merger.  A copy of that press release is furnished as Exhibit 99.1 hereto.

Item 9.01.                                        Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

2.1

Agreement and Plan of Merger, dated as of June 10, 2015, by and among HCC Insurance Holdings, Inc., Tokio Marine Holdings, Inc. and TMGC Investment (Delaware) Inc. (incorporated by reference to the Current Report on Form 8-K filed on June 10, 2015).

2.2

Amendment No. 1 to Agreement and Plan of Merger, dated August 6, 2015, by and among HCC Insurance Holdings, Inc., Tokio Marine Holdings, Inc. and TMGC Investment (Delaware) Inc. (incorporated by reference to the Proxy Statement filed on August 20, 2015).

3.1	Amended and Restated Certificate of Incorporation of HCC Insurance Holdings, Inc.

3.2	Fifth Amended and Restated Bylaws of HCC Insurance Holdings, Inc.

10.1	Fifth Supplemental Indenture, dated as of October 27, 2015, by and between HCC Insurance Holdings, Inc. and U.S. Bank National Association.

99.1	Press Release issued by HCC Insurance Holdings, Inc., dated October 27, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HCC Insurance Holdings, Inc.

By:	/s/ Alexander M Ludlow
Alexander M Ludlow
Associate General Counsel & Assistant Secretary

DATED:  October 27, 2015

Exhibit Index

Exhibit No.	Description

2.1

Agreement and Plan of Merger, dated as of June 10, 2015, by and among HCC Insurance Holdings, Inc., Tokio Marine Holdings, Inc. and TMGC Investment (Delaware) Inc. (incorporated by reference to the Current Report on Form 8-K filed on June 10, 2015).

2.2

Amendment No. 1 to Agreement and Plan of Merger, dated August 6, 2015, by and among HCC Insurance Holdings, Inc., Tokio Marine Holdings, Inc. and TMGC Investment (Delaware) Inc. (incorporated by reference to the Proxy Statement filed on August 20, 2015).

3.1	Amended and Restated Certificate of Incorporation of HCC Insurance Holdings, Inc.

3.2	Fifth Amended and Restated Bylaws of HCC Insurance Holdings, Inc.

10.1	Fifth Supplemental Indenture, dated as of October 27, 2015, by and between HCC Insurance Holdings, Inc. and U.S. Bank National Association.

99.1	Press Release issued by HCC Insurance Holdings, Inc., dated October 27, 2015.